SUPPLEMENT TO THE

SECOND AMENDED AND RESTATED SUPERVISION AND ADMINISTRATION

AGREEMENT

PIMCO Funds

650 Newport Center Drive

Newport Beach, California 92660

February 13, 2018

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, California 92660

RE:	Class I-3 Shares and Name Change for Class P Shares

Dear Sirs:

This will confirm the agreement between the undersigned (the “Trust”) and Pacific Investment Management Company LLC (the “Administrator”) as follows:

1.

The Trust, on behalf of its series (the “Funds”), and the Administrator have entered into a Second Amended and Restated Supervision and Administration Agreement (the “Agreement”) dated April 1, 2012, as amended and supplemented, pursuant to which the Trust has employed the Administrator to provide supervisory and administrative services to the Trust as set forth in that Agreement.

2.

The Trust and the Administrator hereby agree to amend the Agreement as of the date hereof to reflect the addition of Class I-3 shares and to amend Schedule A to the Agreement as of the date hereof to reflect the fee rates for Class I-3 shares. Accordingly, the current Schedule A is replaced with the new Schedule A attached hereto.

3.

This Supplement and the Agreement shall become effective with respect to the Class I-3 shares of the Funds listed on Schedule A as offering Class I-3 shares (the “I-3 Funds”) on February 13, 2018 and shall remain in effect with respect to the Class I-3 shares of the I-3 Funds, unless sooner terminated as provided herein, for a period not to exceed one year from the effective date and shall continue thereafter on an annual basis with respect to the Class I-3 shares of each I-3 Fund provided that such continuance is specifically approved at least annually (a) by the vote of a majority of the Board of Trustees of the Trust, and (b) by the vote of a majority of the Board of Trustees of the Trust who are not parties to the Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended (“1940 Act”)) of the Trust or the Administrator, cast in person at a meeting called for the purpose of voting on such approval. This Agreement may be terminated with respect to the Class I-3 shares of any I-3 Fund at any time, without the payment of any penalty: (i) by a vote of a majority of the entire Board of Trustees of the Trust or by a majority of the outstanding voting shares of the Class I-3 shares of such

Fund, as applicable, on 60 days’ written notice to the Administrator; or (ii) after the initial period commencing on the effective date, by the Administrator at any time on 60 days’ written notice to the Trust. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

4.

The Declaration of Trust establishing the Trust, as amended and restated effective November 4, 2014, a copy of which, together with all amendments thereto (the “Declaration”), is on file in the Office of the Secretary of the Commonwealth of Massachusetts, provides that the name “PIMCO Funds” refers to the trustees under the Declaration collectively as trustees and not as individuals or personally, and that no shareholder, trustee, officer, employee or agent of the Trust shall be subject to claims against or obligations of the Trust to any extent whatsoever, but that the Trust estate only shall be liable.

5.

The Trust and the Administrator hereby agree to amend Schedule A to the Agreement as of the date hereof to change references to Class P shares to refer to Class I-2 shares, as reflected in the new Schedule A attached hereto.

If the foregoing correctly sets forth the agreement between the Trust and the Administrator, please so indicate by signing and returning to the Trust the enclosed copy hereof.

Very truly yours,

PIMCO FUNDS

By:	/s/ Henrik Larsen
Title:	Vice President

ACCEPTED

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

By:	/s/ Peter Strelow
Title:	Managing Director

Schedule A

Schedule to the Second Amended and Restated Supervision and Administration Agreement

PIMCO Funds

As of February 13, 2018

Institutional and Administrative Classes (%) - Supervisory and Administrative Fee Rates

Fund	Core Expenses[1]	Other Expenses	Total
PIMCO All Asset All Authority Fund	0.05	0.00	0.05
PIMCO All Asset Fund	0.05	0.00	0.05
PIMCO California Intermediate Municipal Bond Fund	0.10	0.12	0.22
PIMCO California Municipal Bond Fund	0.10	0.13	0.23
PIMCO California Short Duration Municipal Income Fund	0.10	0.05	0.15
PIMCO CommoditiesPLUS® Strategy Fund	0.10	0.15	0.25
PIMCO CommodityRealReturn Strategy Fund®	0.10	0.15	0.25
PIMCO Credit Absolute Return Fund	0.10	0.20	0.30
PIMCO Diversified Income Fund	0.10	0.20	0.30
PIMCO Emerging Local Bond Fund	0.10	0.35	0.45
PIMCO Emerging Markets Bond Fund	0.10	0.28	0.38
PIMCO Emerging Markets Corporate Bond Fund	0.10	0.30	0.40
PIMCO Emerging Markets Currency Fund	0.10	0.30	0.40
PIMCO Emerging Markets Full Spectrum Bond Fund	0.10	0.30	0.40
PIMCO Extended Duration Fund	0.10	0.15	0.25
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	0.10	0.15	0.25
PIMCO Foreign Bond Fund (Unhedged)	0.10	0.15	0.25
PIMCO Global Advantage Strategy Bond Fund	0.10	0.20	0.30
PIMCO Global Bond Fund (U.S. Dollar-Hedged)	0.10	0.20	0.30
PIMCO Global Bond Fund (Unhedged)	0.10	0.20	0.30
PIMCO Global Multi-Asset Fund	0.05	0.00	0.05
PIMCO GNMA Fund	0.10	0.15	0.25
PIMCO Government Money Market Fund	0.06	0.00	0.06
PIMCO High Yield Fund	0.10	0.20	0.30
PIMCO High Yield Municipal Bond Fund	0.10	0.15	0.25
PIMCO High Yield Spectrum Fund	0.10	0.20	0.30
PIMCO Income Fund	0.10	0.15	0.25
PIMCO Inflation Response Multi-Asset Fund	0.10	0.15	0.25
PIMCO Investment Grade Corporate Bond Fund	0.10	0.15	0.25
PIMCO Long Duration Total Return Fund	0.10	0.15	0.25
PIMCO Long-Term Credit Fund	0.10	0.15	0.25
PIMCO Long-Term U.S. Government Fund	0.10	0.15	0.25
PIMCO Low Duration Fund	0.10	0.11	0.21
PIMCO Low Duration Fund II	0.10	0.15	0.25
PIMCO Low Duration ESG Fund	0.10	0.15	0.25
PIMCO Low Duration Income Fund	0.10	0.10	0.20
PIMCO Moderate Duration Fund	0.10	0.11	0.21
PIMCO Mortgage Opportunities Fund	0.10	0.15	0.25

Fund	Core Expenses[1]	Other Expenses	Total
PIMCO Mortgage-Backed Securities Fund	0.10	0.15	0.25
PIMCO Multi-Strategy Alternative Fund	0.10	0.00	0.10
PIMCO Municipal Bond Fund	0.10	0.14	0.24
PIMCO National Intermediate Municipal Bond Fund	0.10	0.13	0.23
PIMCO New York Municipal Bond Fund	0.10	0.12	0.22
PIMCO Preferred and Capital Securities Fund	0.10	0.25	0.35
PIMCO RAE Fundamental Advantage PLUS Fund	0.10	0.15	0.25
PIMCO RAE Fundamental PLUS EMG Fund	0.10	0.20	0.30
PIMCO RAE Fundamental PLUS Fund	0.10	0.15	0.25
PIMCO RAE Fundamental PLUS International Fund	0.10	0.15	0.25
PIMCO RAE Fundamental PLUS Small Fund	0.10	0.15	0.25
PIMCO RAE Low Volatility PLUS EMG Fund	0.10	0.20	0.30
PIMCO RAE Low Volatility PLUS Fund	0.10	0.15	0.25
PIMCO RAE Low Volatility PLUS International Fund	0.10	0.15	0.25
PIMCO RAE Worldwide Long/Short PLUS Fund	0.10	0.15	0.25
PIMCO Real Return Asset Fund	0.10	0.15	0.25
PIMCO Real Return Fund	0.10	0.10	0.20
PIMCO Real Return Limited Duration Fund	0.10	0.10	0.20
PIMCO RealEstateRealReturn Strategy Fund	0.10	0.15	0.25
PIMCO REALPATH® 2020 Fund	0.05	0.00	0.05
PIMCO REALPATH® 2025 Fund	0.05	0.00	0.05
PIMCO REALPATH® 2030 Fund	0.05	0.00	0.05
PIMCO REALPATH® 2035 Fund	0.05	0.00	0.05
PIMCO REALPATH® 2040 Fund	0.05	0.00	0.05
PIMCO REALPATH® 2045 Fund	0.05	0.00	0.05
PIMCO REALPATH® 2050 Fund	0.05	0.00	0.05
PIMCO REALPATH® 2055 Fund	0.05	0.00	0.05
PIMCO REALPATH® Income Fund	0.05	0.00	0.05
PIMCO Senior Floating Rate Fund	0.10	0.20	0.30
PIMCO Short Asset Investment Fund	0.10	0.04	0.14
PIMCO Short Duration Municipal Income Fund	0.10	0.05	0.15
PIMCO Short-Term Fund	0.10	0.10	0.20
PIMCO StocksPLUS® Absolute Return Fund	0.10	0.15	0.25
PIMCO StocksPLUS® Fund	0.10	0.15	0.25
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	0.10	0.20	0.30
PIMCO StocksPLUS® International Fund (Unhedged)	0.10	0.15	0.25
PIMCO StocksPLUS® Long Duration Fund	0.10	0.14	0.24
PIMCO StocksPLUS® Short Fund	0.10	0.15	0.25
PIMCO StocksPLUS® Small Fund	0.10	0.15	0.25
PIMCO Total Return Fund	0.10	0.11	0.21
PIMCO Total Return Fund II	0.10	0.15	0.25
PIMCO Total Return Fund IV	0.10	0.15	0.25
PIMCO Total Return ESG Fund	0.10	0.15	0.25

Fund	Core Expenses[1]	Other Expenses	Total
PIMCO TRENDS Managed Futures Strategy Fund	0.10	0.15	0.25
PIMCO Unconstrained Bond Fund	0.10	0.15	0.25
PIMCO Unconstrained Tax Managed Bond Fund	0.10	0.20	0.30

[1]	Core Expenses includes custody, portfolio accounting and tax preparation expenses.

Schedule A

Schedule to the Second Amended and Restated Supervision and Administration Agreement

PIMCO Funds

As of February 13, 2018

Class I-2 (%) – Supervisory and Administrative Fee Rates

Fund	Core Expenses[1]	Other Expenses	Total
PIMCO All Asset All Authority Fund	0.10	0.05	0.15
PIMCO All Asset Fund	0.10	0.05	0.15
PIMCO California Intermediate Municipal Bond Fund	0.10	0.22	0.32
PIMCO California Municipal Bond Fund	0.10	0.23	0.33
PIMCO California Short Duration Municipal Income Fund	0.10	0.15	0.25
PIMCO CommoditiesPLUS® Strategy Fund	0.10	0.25	0.35
PIMCO CommodityRealReturn Strategy Fund®	0.10	0.25	0.35
PIMCO Credit Absolute Return Fund	0.10	0.30	0.40
PIMCO Diversified Income Fund	0.10	0.30	0.40
PIMCO Emerging Local Bond Fund	0.10	0.45	0.55
PIMCO Emerging Markets Bond Fund	0.10	0.38	0.48
PIMCO Emerging Markets Currency Fund	0.10	0.40	0.50
PIMCO Extended Duration Fund	0.10	0.25	0.35
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	0.10	0.25	0.35
PIMCO Foreign Bond Fund (Unhedged)	0.10	0.25	0.35
PIMCO Global Advantage Strategy Bond Fund	0.10	0.30	0.40
PIMCO Global Bond Fund (U.S. Dollar-Hedged)	0.10	0.30	0.40
PIMCO Global Multi-Asset Fund	0.10	0.05	0.15
PIMCO GNMA Fund	0.10	0.25	0.35
PIMCO Government Money Market Fund	0.10	0.06	0.16
PIMCO High Yield Fund	0.10	0.30	0.40
PIMCO High Yield Municipal Bond Fund	0.10	0.25	0.35
PIMCO High Yield Spectrum Fund	0.10	0.30	0.40
PIMCO Income Fund	0.10	0.25	0.35
PIMCO Inflation Response Multi-Asset Fund	0.10	0.25	0.35
PIMCO Investment Grade Corporate Bond Fund	0.10	0.25	0.35
PIMCO Long Duration Total Return Fund	0.10	0.25	0.35
PIMCO Long-Term Credit Fund	0.10	0.25	0.35
PIMCO Long-Term U.S. Government Fund	0.10	0.25	0.35
PIMCO Low Duration Fund	0.10	0.21	0.31
PIMCO Low Duration ESG Fund	0.10	0.25	0.35
PIMCO Low Duration Income Fund	0.10	0.20	0.30
PIMCO Moderate Duration Fund	0.10	0.21	0.31
PIMCO Mortgage Opportunities Fund	0.10	0.25	0.35
PIMCO Mortgage-Backed Securities Fund	0.10	0.25	0.35
PIMCO Multi-Strategy Alternative Fund	0.10	0.10	0.20
PIMCO Municipal Bond Fund	0.10	0.24	0.34

Fund	Core Expenses[1]	Other Expenses	Total
PIMCO National Intermediate Municipal Bond Fund	0.10	0.23	0.33
PIMCO New York Municipal Bond Fund	0.10	0.22	0.32
PIMCO Preferred and Capital Securities Fund	0.10	0.35	0.45
PIMCO RAE Fundamental Advantage PLUS Fund	0.10	0.25	0.35
PIMCO RAE Fundamental PLUS EMG Fund	0.10	0.30	0.40
PIMCO RAE Fundamental PLUS Fund	0.10	0.25	0.35
PIMCO RAE Fundamental PLUS International Fund	0.10	0.25	0.35
PIMCO RAE Fundamental PLUS Small Fund	0.10	0.25	0.35
PIMCO RAE Low Volatility PLUS International Fund	0.10	0.25	0.35
PIMCO Real Return Asset Fund	0.10	0.25	0.35
PIMCO Real Return Fund	0.10	0.20	0.30
PIMCO RealEstateRealReturn Strategy Fund	0.10	0.25	0.35
PIMCO Senior Floating Rate Fund	0.10	0.30	0.40
PIMCO Short Asset Investment Fund	0.10	0.14	0.24
PIMCO Short Duration Municipal Income Fund	0.10	0.15	0.25
PIMCO Short-Term Fund	0.10	0.20	0.30
PIMCO StocksPLUS® Absolute Return Fund	0.10	0.25	0.35
PIMCO StocksPLUS® Fund	0.10	0.25	0.35
PIMCO StocksPLUS® International Fund (U.S. Dollar Hedged)	0.10	0.30	0.40
PIMCO StocksPLUS® International Fund (Unhedged)	0.10	0.25	0.35
PIMCO StocksPLUS® Long Duration Fund	0.10	0.24	0.34
PIMCO StocksPLUS® Short Fund	0.10	0.25	0.35
PIMCO StocksPLUS® Small Fund	0.10	0.25	0.35
PIMCO Total Return Fund	0.10	0.21	0.31
PIMCO Total Return Fund II	0.10	0.25	0.35
PIMCO Total Return ESG Fund	0.10	0.25	0.35
PIMCO TRENDS Managed Futures Strategy Fund	0.10	0.25	0.35
PIMCO Unconstrained Bond Fund	0.10	0.25	0.35
PIMCO Unconstrained Tax Managed Bond Fund	0.10	0.30	0.40

[1]	Core Expenses includes custody, portfolio accounting and tax preparation expenses.

Schedule A

Schedule to the Second Amended and Restated Supervision and Administration Agreement

PIMCO Funds

As of February 13, 2018

Class I-3 (%) - Supervisory and Administrative Fee Rates

Fund	Core Expenses[1]	Other Expenses	Total
PIMCO All Asset All Authority Fund	0.10	0.15	0.25
PIMCO All Asset Fund	0.10	0.15	0.25
PIMCO CommoditiesPLUS® Strategy Fund	0.10	0.35	0.45
PIMCO CommodityRealReturn Strategy Fund®	0.10	0.35	0.45
PIMCO Diversified Income Fund	0.10	0.40	0.50
PIMCO Emerging Local Bond Fund	0.10	0.55	0.65
PIMCO Emerging Markets Bond Fund	0.10	0.48	0.58
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	0.10	0.35	0.45
PIMCO Foreign Bond Fund (Unhedged)	0.10	0.35	0.45
PIMCO High Yield Fund	0.10	0.40	0.50
PIMCO High Yield Spectrum Fund	0.10	0.40	0.50
PIMCO Income Fund	0.10	0.35	0.45
PIMCO Investment Grade Corporate Bond Fund	0.10	0.35	0.45
PIMCO Low Duration Fund	0.10	0.31	0.41
PIMCO Low Duration Income Fund	0.10	0.30	0.40
PIMCO Mortgage Opportunities Fund	0.10	0.35	0.45
PIMCO Mortgage-Backed Securities Fund	0.10	0.35	0.45
PIMCO Preferred and Capital Securities Fund	0.10	0.45	0.55
PIMCO RAE Fundamental PLUS Fund	0.10	0.35	0.45
PIMCO Real Return Fund	0.10	0.30	0.40
PIMCO RealEstateRealReturn Strategy Fund	0.10	0.35	0.45
PIMCO Short Asset Investment Fund	0.10	0.24	0.34
PIMCO Short-Term Fund	0.10	0.30	0.40
PIMCO StocksPLUS® Absolute Return Fund	0.10	0.35	0.45
PIMCO StocksPLUS® Fund	0.10	0.35	0.45
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	0.10	0.40	0.50
PIMCO StocksPLUS® International Fund (Unhedged)	0.10	0.35	0.45
PIMCO StocksPLUS® Short Fund	0.10	0.35	0.45
PIMCO StocksPLUS® Small Fund	0.10	0.35	0.45
PIMCO Total Return Fund	0.10	0.31	0.41
PIMCO TRENDS Managed Futures Strategy Fund	0.10	0.35	0.45
PIMCO Unconstrained Bond Fund	0.10	0.35	0.45

[1]	Core Expenses includes custody, portfolio accounting and tax preparation expenses.

Schedule A

Schedule to the Second Amended and Restated Supervision and Administration Agreement

PIMCO Funds

As of February 13, 2018

Classes A and C (%) - Supervisory and Administrative Fee Rates

Fund	Core Expenses[1]	Other Expenses	Total
PIMCO All Asset All Authority Fund	0.10	0.15	0.25
PIMCO All Asset Fund	0.10	0.15	0.25
PIMCO California Intermediate Municipal Bond Fund	0.10	0.20	0.30
PIMCO California Municipal Bond Fund	0.10	0.23	0.33
PIMCO California Short Duration Municipal Income Fund	0.10	0.20	0.30
PIMCO CommoditiesPLUS® Strategy Fund	0.10	0.35	0.45
PIMCO CommodityRealReturn Strategy Fund®	0.10	0.35	0.45
PIMCO Credit Absolute Return Fund	0.10	0.35	0.45
PIMCO Diversified Income Fund	0.10	0.35	0.45
PIMCO Emerging Local Bond Fund	0.10	0.50	0.60
PIMCO Emerging Markets Bond Fund	0.10	0.40	0.50
PIMCO Emerging Markets Currency Fund	0.10	0.45	0.55
PIMCO Extended Duration Fund	0.10	0.30	0.40
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	0.10	0.30	0.40
PIMCO Foreign Bond Fund (Unhedged)	0.10	0.30	0.40
PIMCO Global Advantage Strategy Bond Fund	0.10	0.35	0.45
PIMCO Global Bond Fund (U.S. Dollar-Hedged)	0.10	0.30	0.40
PIMCO Global Bond Fund (Unhedged)	0.10	0.35	0.45
PIMCO Global Multi-Asset Fund	0.10	0.15	0.25
PIMCO GNMA Fund	0.10	0.30	0.40
PIMCO Government Money Market Fund	0.10	0.11	0.21
PIMCO High Yield Fund	0.10	0.30	0.40
PIMCO High Yield Municipal Bond Fund	0.10	0.20	0.30
PIMCO High Yield Spectrum Fund	0.10	0.30	0.40
PIMCO Income Fund	0.10	0.30	0.40
PIMCO Inflation Response Multi-Asset Fund	0.10	0.35	0.45
PIMCO Investment Grade Corporate Bond Fund	0.10	0.30	0.40
PIMCO Long Duration Total Return Fund	0.10	0.30	0.40
PIMCO Long-Term Credit Fund	0.10	0.30	0.40
PIMCO Long-Term U.S. Government Fund	0.10	0.25	0.35
PIMCO Low Duration Fund	0.10	0.20	0.30
PIMCO Low Duration Fund (Class A, upon shareholder notice)	0.10	0.15	0.25
PIMCO Low Duration Fund (Class C, upon shareholder notice)	0.10	0.20	0.30
PIMCO Low Duration Fund II	0.10	0.30	0.40
PIMCO Low Duration ESG Fund	0.10	0.30	0.40
PIMCO Low Duration Income Fund	0.10	0.25	0.35

Fund	Core Expenses[1]	Other Expenses	Total
PIMCO Mortgage Opportunities Fund	0.10	0.30	0.40
PIMCO Mortgage-Backed Securities Fund	0.10	0.30	0.40
PIMCO Multi-Strategy Alternative Fund	0.10	0.15	0.25
PIMCO Municipal Bond Fund	0.10	0.20	0.30
PIMCO National Intermediate Municipal Bond Fund	0.10	0.23	0.33
PIMCO New York Municipal Bond Fund	0.10	0.20	0.30
PIMCO Preferred and Capital Securities Fund	0.10	0.35	0.45
PIMCO RAE Fundamental Advantage PLUS Fund	0.10	0.30	0.40
PIMCO RAE Fundamental PLUS EMG Fund	0.10	0.35	0.45
PIMCO RAE Fundamental PLUS Fund	0.10	0.30	0.40
PIMCO RAE Fundamental PLUS International Fund	0.10	0.25	0.35
PIMCO RAE Fundamental PLUS Small Fund	0.10	0.25	0.35
PIMCO RAE Low Volatility PLUS Fund	0.10	0.30	0.40
PIMCO Real Return Asset Fund	0.10	0.30	0.40
PIMCO Real Return Fund	0.10	0.25	0.35
PIMCO Real Return Limited Duration Fund	0.10	0.25	0.35
PIMCO RealEstateRealReturn Strategy Fund	0.10	0.30	0.40
PIMCO REALPATH® 2020 Fund	0.10	0.15	0.25
PIMCO REALPATH® 2025 Fund	0.10	0.15	0.25
PIMCO REALPATH® 2030 Fund	0.10	0.15	0.25
PIMCO REALPATH® 2035 Fund	0.10	0.15	0.25
PIMCO REALPATH® 2040 Fund	0.10	0.15	0.25
PIMCO REALPATH® 2045 Fund	0.10	0.15	0.25
PIMCO REALPATH® 2050 Fund	0.10	0.15	0.25
PIMCO REALPATH® 2055 Fund	0.10	0.15	0.25
PIMCO REALPATH® Income Fund	0.10	0.15	0.25
PIMCO Senior Floating Rate Fund	0.10	0.25	0.35
PIMCO Short Asset Investment Fund	0.10	0.14	0.24
PIMCO Short Duration Municipal Income Fund	0.10	0.20	0.30
PIMCO Short-Term Fund	0.10	0.10	0.20
PIMCO StocksPLUS® Absolute Return Fund	0.10	0.30	0.40
PIMCO StocksPLUS® Fund	0.10	0.30	0.40
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	0.10	0.35	0.45
PIMCO StocksPLUS® International Fund (Unhedged)	0.10	0.30	0.40
PIMCO StocksPLUS® Long Duration Fund	0.10	0.29	0.39
PIMCO StocksPLUS® Short Fund	0.10	0.30	0.40
PIMCO StocksPLUS® Small Fund	0.10	0.30	0.40
PIMCO Total Return Fund (Class A)	0.10	0.20	0.30
PIMCO Total Return Fund (Class C)	0.10	0.25	0.35
PIMCO Total Return Fund II	0.10	0.30	0.40
PIMCO Total Return Fund IV	0.10	0.25	0.35
PIMCO Total Return ESG Fund	0.10	0.30	0.40
PIMCO TRENDS Managed Futures Strategy Fund	0.10	0.30	0.40

Fund	Core Expenses[1]	Other Expenses	Total
PIMCO Unconstrained Bond Fund	0.10	0.30	0.40
PIMCO Unconstrained Tax Managed Bond Fund	0.10	0.35	0.45

[1]	Core Expenses includes custody, portfolio accounting and tax preparation expenses.

Schedule A

Schedule to the Second Amended and Restated Supervision and Administration Agreement

PIMCO Funds

As of February 13, 2018

Class D (%) - Supervisory and Administrative Fee Rates

Fund	Core Expenses[1]	Other Expenses	Total
PIMCO All Asset All Authority Fund	0.10	0.15	0.25
PIMCO All Asset Fund	0.10	0.15	0.25
PIMCO California Intermediate Municipal Bond Fund	0.10	0.20	0.30
PIMCO California Municipal Bond Fund	0.10	0.23	0.33
PIMCO California Short Duration Municipal Income Fund	0.10	0.20	0.30
PIMCO CommoditiesPLUS® Strategy Fund	0.10	0.35	0.45
PIMCO CommodityRealReturn Strategy Fund®	0.10	0.35	0.45
PIMCO Credit Absolute Return Fund	0.10	0.35	0.45
PIMCO Diversified Income Fund	0.10	0.35	0.45
PIMCO Emerging Local Bond Fund	0.10	0.50	0.60
PIMCO Emerging Markets Bond Fund	0.10	0.40	0.50
PIMCO Emerging Markets Currency Fund	0.10	0.45	0.55
PIMCO Extended Duration Fund	0.10	0.30	0.40
PIMCO Foreign Bond Fund (U.S. Dollar -Hedged)	0.10	0.30	0.40
PIMCO Foreign Bond Fund (Unhedged)	0.10	0.30	0.40
PIMCO Global Advantage Strategy Bond Fund	0.10	0.35	0.45
PIMCO Global Bond Fund (U.S. Dollar-Hedged)	0.10	0.35	0.45
PIMCO Global Bond Fund (Unhedged)	0.10	0.35	0.45
PIMCO Global Multi-Asset Fund	0.10	0.15	0.25
PIMCO GNMA Fund	0.10	0.30	0.40
PIMCO High Yield Fund	0.10	0.30	0.40
PIMCO High Yield Municipal Bond Fund	0.10	0.20	0.30
PIMCO High Yield Spectrum Fund	0.10	0.30	0.40
PIMCO Income Fund	0.10	0.30	0.40
PIMCO Investment Grade Corporate Bond Fund	0.10	0.30	0.40
PIMCO Long Duration Total Return Fund	0.10	0.30	0.40
PIMCO Long-Term U.S. Government Fund	0.10	0.25	0.35
PIMCO Low Duration Fund	0.10	0.15	0.25
PIMCO Low Duration Fund II	0.10	0.30	0.40
PIMCO Low Duration ESG Fund	0.10	0.30	0.40
PIMCO Low Duration Income Fund	0.10	0.25	0.35
PIMCO Moderate Duration Fund	0.10	0.30	0.40
PIMCO Mortgage Opportunities Fund	0.10	0.30	0.40
PIMCO Mortgage-Backed Securities Fund	0.10	0.30	0.40
PIMCO Multi-Strategy Alternative Fund	0.10	0.15	0.25
PIMCO Municipal Bond Fund	0.10	0.20	0.30
PIMCO National Intermediate Municipal Bond Fund	0.10	0.23	0.33

Fund	Core Expenses[1]	Other Expenses	Total
PIMCO New York Municipal Bond Fund	0.10	0.20	0.30
PIMCO Preferred and Capital Securities Fund	0.10	0.35	0.45
PIMCO RAE Fundamental Advantage PLUS Fund	0.10	0.30	0.40
PIMCO RAE Fundamental PLUS EMG Fund	0.10	0.35	0.45
PIMCO RAE Fundamental PLUS Fund	0.10	0.30	0.40
PIMCO RAE Fundamental PLUS International Fund	0.10	0.25	0.35
PIMCO RAE Fundamental PLUS Small Fund	0.10	0.25	0.35
PIMCO Real Return Fund	0.10	0.25	0.35
PIMCO RealEstateRealReturn Strategy Fund	0.10	0.30	0.40
PIMCO Senior Floating Rate Fund	0.10	0.25	0.35
PIMCO Short Asset Investment Fund	0.10	0.14	0.24
PIMCO Short Duration Municipal Income Fund	0.10	0.20	0.30
PIMCO Short-Term Fund	0.10	0.10	0.20
PIMCO StocksPLUS® Absolute Return Fund	0.10	0.30	0.40
PIMCO StocksPLUS® Fund	0.10	0.30	0.40
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	0.10	0.35	0.45
PIMCO StocksPLUS® International Fund (Unhedged)	0.10	0.30	0.40
PIMCO StocksPLUS® Long Duration Fund	0.10	0.29	0.39
PIMCO StocksPLUS® Short Fund	0.10	0.30	0.40
PIMCO StocksPLUS® Small Fund	0.10	0.30	0.40
PIMCO Total Return Fund	0.10	0.20	0.30
PIMCO Total Return Fund II	0.10	0.30	0.40
PIMCO Total Return ESG Fund	0.10	0.30	0.40
PIMCO TRENDS Managed Futures Strategy Fund	0.10	0.30	0.40
PIMCO Unconstrained Bond Fund	0.10	0.30	0.40
PIMCO Unconstrained Tax Managed Bond Fund	0.10	0.35	0.45

[1]	Core Expenses includes custody, portfolio accounting and tax preparation expenses.

Schedule A

Schedule to the Second Amended and Restated Supervision and Administration Agreement

PIMCO Funds

As of February 13, 2018

Class R (%) - Supervisory and Administrative Fee Rates

Fund	Core Expenses[1]	Other Expenses	Total
PIMCO All Asset All Authority Fund	0.10	0.15	0.25
PIMCO All Asset Fund	0.10	0.15	0.25
PIMCO California Intermediate Municipal Bond Fund	0.10	0.20	0.30
PIMCO CommodityRealReturn Strategy Fund®	0.10	0.35	0.45
PIMCO Diversified Income Fund	0.10	0.35	0.45
PIMCO Emerging Markets Bond Fund	0.10	0.45	0.55
PIMCO Emerging Markets Corporate Bond Fund	0.10	0.45	0.55
PIMCO Emerging Markets Currency Fund	0.10	0.45	0.55
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	0.10	0.30	0.40
PIMCO Foreign Bond Fund (Unhedged)	0.10	0.25	0.35
PIMCO Fundamental IndexPLUS® AR Fund	0.10	0.30	0.40
PIMCO Global Bond Fund (U.S. Dollar-Hedged)	0.10	0.30	0.40
PIMCO Global Bond Fund (Unhedged)	0.10	0.35	0.45
PIMCO Global Multi-Asset Fund	0.10	0.15	0.25
PIMCO GNMA Fund	0.10	0.30	0.40
PIMCO High Yield Fund	0.10	0.30	0.40
PIMCO Income Fund	0.10	0.30	0.40
PIMCO Investment Grade Corporate Bond Fund	0.10	0.30	0.40
PIMCO Long-Term Credit Fund	0.10	0.30	0.40
PIMCO Long-Term U.S. Government Fund	0.10	0.25	0.35
PIMCO Low Duration Fund	0.10	0.20	0.30
PIMCO Low Duration Fund II	0.10	0.30	0.40
PIMCO Low Duration ESG Fund	0.10	0.30	0.40
PIMCO Moderate Duration Fund	0.10	0.30	0.40
PIMCO Mortgage-Backed Securities Fund	0.10	0.30	0.40
PIMCO Multi-Strategy Alternative Fund	0.10	0.15	0.25
PIMCO Municipal Bond Fund	0.10	0.20	0.30
PIMCO New York Municipal Bond Fund	0.10	0.20	0.30
PIMCO RAE Fundamental Advantage PLUS Fund	0.10	0.30	0.40
PIMCO RAE Fundamental PLUS EMG Fund	0.10	0.35	0.45
PIMCO RAE Fundamental PLUS International Fund	0.10	0.25	0.35
PIMCO RAE Fundamental PLUS Small Fund	0.10	0.25	0.35
PIMCO RAE Low Volatility PLUS EMG Fund	0.10	0.35	0.45
PIMCO RAE Low Volatility PLUS Fund	0.10	0.30	0.40
PIMCO Real Return Asset Fund	0.10	0.30	0.40
PIMCO Real Return Fund	0.10	0.25	0.35
PIMCO RealEstateRealReturn Strategy Fund	0.10	0.30	0.40
PIMCO Short Duration Municipal Income Fund	0.10	0.20	0.30

Fund	Core Expenses[1]	Other Expenses	Total
PIMCO Short-Term Fund	0.10	0.10	0.20
PIMCO StocksPLUS® Fund	0.10	0.30	0.40
PIMCO StocksPLUS® Long Duration Fund	0.10	0.29	0.39
PIMCO StocksPLUS® Short Fund	0.10	0.30	0.40
PIMCO Total Return Fund	0.10	0.25	0.35
PIMCO Total Return Fund II	0.10	0.30	0.40
PIMCO Total Return ESG Fund	0.10	0.30	0.40
PIMCO Unconstrained Bond Fund	0.10	0.30	0.40
PIMCO Unconstrained Tax Managed Bond Fund	0.10	0.35	0.45

[1]	Core Expenses includes custody, portfolio accounting and tax preparation expenses.

Schedule A

Schedule to the Second Amended and Restated Supervision and Administration Agreement PIMCO Funds

As of February 13, 2018

Class M (%) – Supervisory and Administrative Fee Rates

Fund	Core Expenses[1]	Other Expenses	Total
PIMCO Government Money Market Fund	0.06	0.00	0.06
PIMCO Short Asset Investment Fund	0.10	0.04	0.14

[1]	Core Expenses includes custody, portfolio accounting and tax preparation expenses.

Schedule A

Schedule to the Second Amended and Restated Supervision and Administration Agreement PIMCO Funds

As of February 13, 2018

Class T (%) – Supervisory and Administrative Fee Rates

Fund	Core Expenses[1]	Other Expenses	Total
PIMCO All Asset Fund	0.10	0.15	0.25
PIMCO All Asset All Authority Fund	0.10	0.15	0.25
PIMCO California Intermediate Municipal Bond Fund	0.10	0.20	0.30
PIMCO California Municipal Bond Fund	0.10	0.23	0.33
PIMCO California Short Duration Municipal Income Fund	0.10	0.20	0.30
PIMCO Credit Absolute Return Fund	0.10	0.35	0.45
PIMCO CommodityRealReturn Strategy Fund®	0.10	0.35	0.45
PIMCO CommoditiesPLUS® Strategy Fund	0.10	0.35	0.45
PIMCO Diversified Income Fund	0.10	0.35	0.45
PIMCO Emerging Local Bond Fund	0.10	0.50	0.60
PIMCO Emerging Markets Bond Fund	0.10	0.40	0.50
PIMCO Emerging Markets Currency Fund	0.10	0.45	0.55
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	0.10	0.30	0.40
PIMCO Foreign Bond Fund (Unhedged)	0.10	0.30	0.40
PIMCO Global Advantage® Strategy Bond Fund	0.10	0.35	0.45
PIMCO Global Bond Fund (U.S. Dollar-Hedged)	0.10	0.30	0.40
PIMCO Global Multi-Asset Fund	0.10	0.15	0.25
PIMCO GNMA Fund	0.10	0.30	0.40
PIMCO Government Money Market Fund	0.10	0.11	0.21
PIMCO High Yield Fund	0.10	0.30	0.40
PIMCO High Yield Municipal Bond Fund	0.10	0.20	0.30
PIMCO High Yield Spectrum Fund	0.10	0.30	0.40
PIMCO Income Fund	0.10	0.30	0.40
PIMCO Investment Grade Corporate Bond Fund	0.10	0.30	0.40
PIMCO Long-Term US Government Fund	0.10	0.25	0.35
PIMCO Low Duration Fund	0.10	0.20	0.30
PIMCO Low Duration Income Fund	0.10	0.25	0.35
PIMCO Mortgage Opportunities Fund	0.10	0.30	0.40
PIMCO Mortgage-Backed Securities Fund	0.10	0.30	0.40
PIMCO Municipal Bond Fund	0.10	0.20	0.30
PIMCO National Intermediate Municipal Bond Fund	0.10	0.23	0.33
PIMCO New York Municipal Bond Fund	0.10	0.20	0.30
PIMCO Preferred and Capital Securities Fund	0.10	0.35	0.45
PIMCO RAE Fundamental Advantage PLUS Fund	0.10	0.30	0.40
PIMCO RAE Fundamental PLUS Fund	0.10	0.30	0.40
PIMCO RAE Low Volatility PLUS Fund	0.10	0.30	0.40
PIMCO Real Return Fund	0.10	0.25	0.35

Fund	Core Expenses[1]	Other Expenses	Total
PIMCO RealEstateRealReturn Strategy Fund	0.10	0.30	0.40
PIMCO Senior Floating Rate Fund	0.10	0.25	0.35
PIMCO Short Asset Investment Fund	0.10	0.14	0.24
PIMCO Short Duration Municipal Income Fund	0.10	0.20	0.30
PIMCO Short-Term Fund	0.10	0.10	0.20
PIMCO StocksPLUS® Absolute Return Fund	0.10	0.30	0.40
PIMCO StocksPLUS® Fund	0.10	0.30	0.40
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	0.10	0.35	0.45
PIMCO StocksPLUS® International Fund (Unhedged)	0.10	0.30	0.40
PIMCO StocksPLUS® Short Fund	0.10	0.30	0.40
PIMCO StocksPLUS® Small Fund	0.10	0.30	0.40
PIMCO Total Return Fund	0.10	0.25	0.35
PIMCO Total Return Fund IV	0.10	0.25	0.35
PIMCO TRENDS Managed Futures Strategy Fund	0.10	0.30	0.40
PIMCO Unconstrained Bond Fund	0.10	0.30	0.40
PIMCO Unconstrained Tax Managed Bond Fund	0.10	0.35	0.45

[1]	Core Expenses includes custody, portfolio accounting and tax preparation expenses.